Exhibit 99.1

Maxar Board of Directors Approves Quarterly Dividend

WESTMINSTER, Colo.--(BUSINESS WIRE)--May 8, 2019--Maxar Technologies (NYSE:MAXR) (TSX:MAXR), a global technology innovator powering the new space economy, today announced that its Board of Directors declared a regular quarterly dividend of one cent ($0.01) per share.

The dividend is payable on June 28, 2019 to shareholders of record as of the close of business on June 14, 2019.

About Maxar Technologies

As a global leader of advanced space technology solutions, Maxar is at the nexus of the new space economy, developing and sustaining the infrastructure and delivering the information, services and systems that unlock the promise of space for commercial and government markets. The operations of DigitalGlobe, SSL and Radiant Solutions were unified under the Maxar brand in February; MDA continues to operate as an independent business unit within the Maxar organization. As a trusted partner with 5,900 employees in over 30 global locations, Maxar provides vertically integrated capabilities and expertise including satellites, Earth imagery, robotics, geospatial data and analytics to help customers anticipate and address their most complex mission-critical challenges with confidence. Every day, billions of people rely on Maxar to communicate, share information and data, and deliver insights that Build a Better World. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements

Certain statements and other information included in this release constitute "forward-looking information" or "forward-looking statements" (collectively, "forward-looking statements") under applicable securities laws. Statements including words such as "may", "will", "could", "should", "would", "plan", "potential", "intend", "anticipate", "believe", "estimate" or "expect" and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this presentation.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this presentation. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company's continuous disclosure materials filed from time to time with U.S. securities and Canadian regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov, under the Company's SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this presentation as a result of new information or future events, except as may be required under applicable securities legislation.

CONTACT:
Media Contact
Turner Brinton
Maxar Media Relations
1-303-684-4545
turner.brinton@maxar.com

Investor Relations Contact
Jason Gursky
Maxar VP Investor Relations
1-303-684-2207
jason.gursky@maxar.com